                                  Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust dated March
            1, 1998.

EX-99.a2    Amendment No. 1 to the Declaration of Trust dated December 18, 2000
            (filed as Exhibit a4 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.a3    Amendment No. 2 to the Declaration of Trust dated March 6, 2001
            (filed as Exhibit a5 to Post-Effective Amendment No. 36 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1    Management Agreement (Investor Class) between American Century
            Target Maturities Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust, American Century Quantitative
            Equity Funds and American Century Investment Management, Inc., dated
            August 1, 1997 (filed as Exhibit 5 to Post-Effective Amendment No.
            33 to the Registration Statement on Form N-1A of American Century
            Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated March 31, 1998 (filed as Exhibit
            5b to Post-Effective Amendment No.23 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as
            Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A of American Century California Tax-Free and
            Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
            d5 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated December 3, 2001 (filed as
            Exhibit d6 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Variable
            Portfolios II, Inc. and American Century Investment Management,
            Inc., dated July 1, 2002 (filed as Exhibit d7 to Post-Effective
            Amendment No. 17 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8    Amendment No. 5 to the Management Agreement (Investor Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Variable
            Portfolios II, Inc. and American Century Investment Management,
            Inc., dated December 31, 2002 (filed as Exhibit d8 to Post-Effective
            Amendment No. 4 to the Registration Statement on Form N-1A of
            American Century Variable Portfolios II, Inc., File No. 333-46922,
            filed on December 23, 2002, and incorporated herein by reference).

EX-99.d9    Management Agreement (Advisor Class) between American Century Target
            Maturities Trust, American Century Government Income Trust, American
            Century International Bond Funds, American Century Quantitative
            Equity Funds and American Century Investment Management, Inc., dated
            August 1, 1997 as amended as of June 1, 1998 (filed as Exhibit d3 to
            Post-Effective Amendment No. 9 to the Registration Statement on Form
            N-1A of American Century Investment Trust, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d10   Amendment No. 1 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust, American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated September 16, 2000 (filed as
            Exhibit d6 to Post-Effective Amendment No. 36 to the Registration
            Statement on Form N-1A of American Century Target Maturities Trust,
            File No. 2-94608, on April 17, 2001, and incorporated herein by reference).

EX-99.d11   Amendment No. 2 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust, American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
            d8 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d12   Amendment No. 3 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust, American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated December 3, 2001 (filed as
            Exhibit d10 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d13   Amendment No. 4 to the Management Agreement (Advisor Class) between
            American Century Target Maturities Trust, American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust and American Century Quantitative
            Equity Funds, dated July 1, 2002.

EX-99.d14   Management Agreement (C Class) between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on April 17,
            2001, and incorporated herein by reference).

EX-99.d15   Amendment No. 1 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated August 1, 2001
            (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d16   Amendment No. 2 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated December 3, 2001
            (filed as Exhibit d13 to Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-1A of American Century Investment
            Trust, File No. 33-65170, filed on November 30, 2001, and
            incorporated herein by reference).

EX-99.d17   Amendment No. 3 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated July 1, 2002
            (filed as Exhibit d16 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-A of American Century Investment
            Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d18   Amendment No. 4 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated September 3,
            2002 (filed as Exhibit d12 to Post-Effective Amendment No. 34 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on October 1,
            2002, and incorporated herein by reference).

EX-99.e1    Amended and Restated Distribution Agreement between American Century
            Target Maturities Trust, American Century California Tax-Free and
            Municipal Funds, American Century Capital Portfolios, Inc., American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Mutual Funds, Inc., American Century
            Quantitative Equity Funds, American Century Strategic Asset
            Allocations, Inc., American Century Variable Portfolios, Inc.,
            American Century Variable Portfolios II, Inc., American Century
            World Mutual Funds, Inc. and American Century Investment Services,
            Inc., dated September 3, 2002 (filed as Exhibit e1 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
            between American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Capital
            Portfolios, Inc., American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Mutual Funds,
            Inc., American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Variable
            Portfolios, Inc., American Century Variable Portfolios II, Inc.,
            American Century World Mutual Funds, Inc. and American Century
            Investment Services, Inc., dated December 31, 2002 (filed as Exhibit
            e2 to Post-Effective Amendment No. 4 to the Registration Statement
            on Form N-1A of American Century Variable Portfolios II, Inc., File
            No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Commerce Bank N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments
            (including American Century Target Maturities Trust), and The Chase
            Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
            Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Target Maturities
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Municipal Trust, American Century Quantitative Equity Funds
            and American Century Services Corporation, dated August 1, 1997
            (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds and American Century Services Corporation,
            dated June 29, 1998 (filed as Exhibit 9b to Post-Effective Amendment
            No. 23 to the Registration Statement on Form N-1A of American
            Century Quantitative Equity Funds, File No. 33-19589, filed on June
            29, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds and American Century Services Corporation,
            dated November 20, 2000 (filed as Exhibit h4 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds and American Century Services Corporation,
            dated August 1, 2001 (filed as Exhibit h5 to Post-Effective
            Amendment No. 44 to the Registration Statement on Form N-1A of
            American Century Government Income Trust, File No. 2-99222, filed on
            July 31, 2001, and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds and American Century Services Corporation,
            dated December 3, 2001 (filed as Exhibit h6 to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of
            American Century Investment Trust, File No. 33-65170, filed on
            November 30, 2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds, American Century Variable Portfolios II,
            Inc. and American Century Services Corporation, dated July 1, 2002
            (filed as Exhibit h6 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century Investment
            Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds, American Century Variable Portfolios II,
            Inc. and American Century Services Corporation, dated September 3,
            2002 (filed as Exhibit h8 to Post-Effective Amendment No. 35 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement between American
            Century Target Maturities Trust, American Century Investment Trust,
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds, American Century Variable Portfolios II,
            Inc. and American Century Services Corporation, dated December 31,
            2002 (filed as Exhibit h7 to Post-Effective Amendment No. 4 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement between American Century Funds and JPMorgan Chase
            Bank, as Administrative Agent, dated as of December 17, 2002 (filed as Exhibit h8 to Post-Effective Amendment No. 4 to the Registration
            Statement on Form N-1A of American Century Variable Portfolios II,
            Inc., File No. 333-46922, filed on December 23, 2002, and
            incorporated herein by reference).

EX-99.i     Opinion and consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 31 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-94608, filed January 29, 1999, and
            incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers, LLP, independent accountants.

EX-99.j2    Power of Attorney dated September 12, 2002 (filed as Exhibit j4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on September 30, 2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney, dated December 17, 2002 (filed as Exhibit j3 to
            Post-Effective Amendment No. 4 to the Registration Statement on Form
            N-1A of American Century Variable Portfolios II, Inc., File No.
            333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.j4    Secretary's Certificate dated September 12, 2002 (filed as Exhibit
            j5 to Post-Effective Amendment No. 35 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Target Maturities Trust, American Century Government Income
            Trust, American Century International Bond Fund and American Century
            Quantitative Equity Funds (Advisor Class), dated August 1, 1997
            (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment to the Master Distribution and Shareholder Services Plan
            of American Century Target Maturities Trust, American Century
            Government Income Trust, American Century International Bond Fund
            and American Century Quantitative Equity Funds (Advisor Class),
            dated June 29, 1998 (filed as Exhibit m1 to Post-Effective Amendment
            No. 32 to the Registration Statement on Form N-1A of the Registrant,
            File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century Target Maturities Trust, American Century
            Government Income Trust, American Century Investment Trust, American
            Century International Bond Fund and American Century Quantitative
            Equity Funds (Advisor Class) dated August 1, 2001 (filed as Exhibit
            m3 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
            2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
            of American Century Target Maturities Trust, American Century
            Government Income Trust, American Century Investment Trust, American
            Century International Bond Fund and American Century Quantitative
            Equity Funds (Advisor Class) dated December 3, 2001 (filed as
            Exhibit m4 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
            of American Century Target Maturities Trust, American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated July 1, 2002.

EX-99.m6    Master Distribution and Individual Shareholder Services Plan of
            American Century Target Maturities Trust, American Century
            Government Income Trust, American Century Investment Trust, American
            Century California Tax-Free and Municipal Funds, American Century
            Municipal Trust and American Century Quantitative Equity Funds (C
            Class), dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on April 17,
            2001, and incorporated herein by reference).

EX-99.m7    Amendment No. 1 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Target Maturities
            Trust, American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust and American Century
            Quantitative Equity Funds (C Class), dated August 1, 2001 (filed as
            Exhibit m5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-99222, filed on
            July 31, 2001, and incorporated herein by reference).

EX-99.m8    Amendment No. 2 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Target Maturities
            Trust, American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust and American Century
            Quantitative Equity Funds (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m9    Amendment No. 3 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Target Maturities
            Trust, American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust and American Century
            Quantitative Equity Funds (C Class) dated July 1, 2002 (filed as
            Exhibit m9 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.m10   Amendment No. 4 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Target Maturities
            Trust, American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust and American Century
            Quantitative Equity Funds (C Class) dated September 3, 2002 (filed as Exhibit m5 to Post-Effective Amendment No. 35 to the Registration
            Statement on Form N-1A of the Registrant, File No. 2-91229, filed on
            September 30, 2002, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan of American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Quantitative
            Equity Funds, American Century Capital Portfolios, Inc., American
            Century Mutual Funds, Inc., American Century Strategic Asset
            Allocations, Inc. and American Century World Mutual Funds, Inc.,
            dated September 3, 2002 (filed as Exhibit n to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan of
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Capital
            Portfolios, Inc., American Century Mutual Funds, Inc., American
            Century Strategic Asset Allocations, Inc. and American Century World
            Mutual Funds, Inc., dated December 31, 2002 (filed as Exhibit n2 to
            Post-Effective Amendment No. 38 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on December 20, 2002, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 17, 2002, and
            incorporated herein by reference).